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                                                                   EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement dated as of January 22, 1999 (this "Agreement"), among ILEX ONCOLOGY, INC., a Delaware corporation (the "Company"), and ELI LILLY AND COMPANY, an Indiana corporation, and its permitted assigns ("Lilly").

                             PRELIMINARY STATEMENT

         The Company and certain holders of its securities (the "Holders", or if singular, a "Holder") are parties to the Fourth Amended and Restated Registration Rights Agreement dated December 11, 1996 (the "Prior Agreement"), and the Registration Rights Agreement dated as of July 9, 1997 ("the "PRN Agreement")). The Company and Lilly are parties to a Stock Purchase Agreement dated effective January 22, 1999 (the "Stock Purchase Agreement"), pursuant to which PRN shall be issued shares of Common (as defined herein). The Company desires to grant certain registration rights to Lilly in connection with such issuance of shares. Therefore, in consideration of the mutual representations and agreements set forth in this Agreement, the Company and Lilly agree as follows:

                                   AGREEMENT

SECTION 1. DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act.

         "Board" means the Board of Directors of the Company.

         "Commission" means the Securities and Exchange Commission, and any successor thereto.

         "Common" means the Company's Common Stock, $.01 par value per share.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Immediate Family" shall mean spouses, descendants (including adopted children) and spouses of descendants.

         "Person" means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

         "PRN Stock" means, for purposes of this definition, the Registrable Stock (as defined in the "PRN Agreement") of PRN under the PRN Agreement.



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         "Registrable Stock" means any shares of Common acquired by Lilly pursuant to the terms and provisions of the Stock Purchase Agreement and any and all shares of Common or other securities issued with respect to such shares by way of stock splits, stock combinations and similar events affecting the Registrable Stock. As to any particular Registrable Stock, such securities will cease to be Registrable Stock when they shall have been (x) effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (y) sold to the public pursuant to Rule 144 or Rule 701 of the Commission, or any successor rules.

         "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor rule thereto.

         "Rule 701" means Rule 701 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor rule thereto.

         "Securities" means any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into, or exercisable or exchangeable for, Securities or a Security.

         "Securities Act" means the Securities Act of 1933, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

         SECTION 2. INCIDENTAL/PIGGYBACK REGISTRATION. Each time the Company proposes to register any of its Securities under the Securities Act for its own account or for the account of other Security holders or both, it will give at least 30 days advance written notice of its intention to do so to Lilly. Lilly may then specify, by written notice to the Company within 25 days of the date of the Company's notice, the number of shares of Registrable Stock held by it that it wishes to include in the Company's proposed registration (a "Piggyback Registration"). Subject to the market cutback limitations of SECTION 7 of this Agreement, the Company will use its best efforts to effect the Piggyback Registration under the Securities Act of Registrable Stock specified by Lilly under this SECTION 2.

         SECTION 3. LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding any contrary provision of this Agreement, SECTION 2 of this Agreement shall not apply to a registration effected solely to offer securities for sale pursuant to, or in connection with, (i) an employee benefit plan or (ii) a transaction subject to Rule 145 under the Securities Act or in an exchange offer registered on Form S-4 or any successor form to Form S-4, or to any registration on a form which does not permit inclusion of Registrable Stock pursuant to Commission rule or practice.

         SECTION 4. REGISTRATION PROCEDURES.

                  4.1 Whenever the Company is required by this Agreement to include any Registrable Stock in a registration under the Securities Act, the Company will, as expeditiously as possible:

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                  (a) before filing each registration statement or prospectus or amendment or supplement thereto with the Commission, furnish counsel for Lilly with copies of all such documents proposed to be filed, which shall be subject to the reasonable approval of such counsel;

                  (b) prepare and file with the Commission a registration statement with respect to such Registrable Stock with respect to such securities including executing an undertaking to file post-effective amendments and use its best efforts to cause such registration statement to become and remain effective for the period of distribution contemplated thereby (subject to SECTION 4.2 below);

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of distribution contemplated thereby (subject to SECTION 4.2 below) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Stock covered by such registration statement in accordance with the sellers' intended methods of disposition set forth in such registration statement for such period;

                  (d) promptly prepare and file with the Commission, and notify Lilly immediately after the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, during such periods as a prospectus relating to such Securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and notify Lilly and underwriter immediately after its discovery of such event;

                  (e) furnish to the underwriters and Lilly such numbers of copies of such registration statement, each amendment and supplement thereto (in each case, including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such underwriters or Lilly may reasonably request in order to facilitate the disposition of the Registrable Stock in accordance with such registration statement;

                  (f) use its best efforts to register or qualify any Registrable Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States of America as Lilly or the underwriters reasonably request, and to take any other acts which a seller or the underwriters may reasonably request under such securities or blue sky laws to enable the consummation of the disposition in such jurisdictions of such Registrable Stock (provided, however, that the Company shall not be required under this Agreement (i) to qualify generally to do business as a foreign corporation in any jurisdiction

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         in which it would not otherwise be required to qualify, or (ii) to consent to general service of process in any such jurisdiction unless the Company is already subject to service in such jurisdiction);

                  (g) provide a transfer agent and registrar for all Registrable Stock sold under the registration statement not later than the effective date of the registration statement;

                  (h) use its best efforts to cause all Registrable Stock sold under the registration statement to be listed on each securities exchange or to be qualified and eligible for trading in any automated quotation system, if any, on which similar Securities issued by the Company are then listed or traded or, if no such listing or qualification has then occurred, to use its best efforts to cause such Securities to be so listed or qualified on an exchange or in a trading system that is reasonably acceptable to the Company and the Holders of such Registrable Stock;

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, or Lilly may reasonably request in order to expedite or facilitate the disposition of such Registrable Stock (including, without limitation, effecting a stock split or a combination of shares);

                  (j) advise Lilly, immediately after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (k) make available for inspection by Lilly, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Lilly or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or underwriter in connection with such registration statement, all subject to such limitations as the Company reasonably deems appropriate in order to protect the Company's confidential or proprietary information;

                  (l) comply with all applicable rules and regulations under the Securities Act and Exchange Act;

                  (m) if the offering is underwritten and at the request of Lilly, use its best efforts to furnish on the date that Registrable Stock are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the

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         Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                  (n) make available for inspection by Lilly, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by Lilly or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by Lilly, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (o) cooperate with Lilly and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold, such certificates to be in such denominations and registered in such names as Lilly or the managing underwriter may request at least two (2) business days prior to any sale of Registrable Stock; and

                  (p) permit Lilly, if, in the sole and exclusive good faith judgment of the Company, Lilly might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration statement.

         4.2 For purposes of this Agreement, the period of distribution of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby or 180 days after the effective date thereof, provided, however, in the case of any registration of Registrable Stock on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Stock are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement.

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         SECTION 5. EXPENSES. The Company will pay all Registration Expenses
(as defined below) in connection with each Piggyback Registration of Registrable Stock permitted pursuant to SECTION 2 of this Agreement. For purposes of this SECTION 5, "Registration Expenses" means all expenses incident to the Company's performance of or compliance with SECTION 2 of this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one law firm retained by the holders of Registrable Stock being registered, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Stock being registered but excluding all agency fees and commissions, underwriting discounts and commissions and transfer taxes, if any.

         SECTION 6. INDEMNIFICATION.

         6.1 In the event of any registration of any of its Registrable Stock under the Securities Act pursuant to this Agreement, the Company agrees, to the fullest extent permitted by law, to indemnify and hold harmless Lilly, and each officer, partner, director and Affiliate of such seller, against any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

                  (a) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in any registration statement, or any other materials deemed to be a prospectus pursuant to the Securities Act, or any Securities being registered, or any amendment or supplement thereto, or any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Stock under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), or

                  (b) any omission or any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                  (c) any violation by the Company or its agents (other than by the indemnitee claiming indemnification hereunder) of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents (other than by the indemnitee claiming indemnification hereunder) and relating to action or inaction required of the Company in connection with such registration,

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         except insofar as any such loss, claim, damage or liability is:

                           (i) caused by or contained in any information
                  furnished in writing to the Company by Lilly expressly for use in connection with such registration; or

                           (ii) caused by Lilly's failure to deliver a copy of
                  the registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder to be delivered by such seller, if such delivery would have cured the defect giving rise to such loss, claim, damage or liability; or

                           (iii) caused by the delivery by Lilly of a
                  prospectus or preliminary prospectus or any amendment or supplement thereto after receipt of notice from the Company that it should no longer be used.

         In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to Lilly. The Company shall reimburse each Person indemnified pursuant to this SECTION 6.1 for any reasonable legal or other expenses incurred in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this SECTION 6.1 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this
         SECTION 6.1 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of Registrable Stock by Lilly.

         6.2 In the event of any registration of any Registrable Stock under the Securities Act pursuant to this Agreement, Lilly agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement, prospectus and any amendment or supplement thereto in connection with the registration.

         6.3 To the fullest extent permitted by law, and subject to the limitation set forth in the last sentence of this SECTION 6.3, Lilly agrees to indemnify and hold harmless the Company, its directors and officers, and each Affiliate of the Company, against:

                  (a) any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

                           (i) any alleged untrue statement of any material
                  fact contained on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any amendment or supplement thereto, or

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                           (ii) any alleged omission to state in any such
                  document a material fact required to be stated therein or necessary to make the statements therein not misleading,

         but only insofar as any such loss, claim, damage or liability is caused by any information furnished in writing to the Company by Lilly expressly for use in connection with such registration, and excluding any such loss, claim, damage or liability which is caused by such statements, or caused by such omissions, based upon the authority of an expert as defined in the Securities Act (but only if Lilly had no grounds to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact); and

                  (b) any losses, claims, damages or liabilities, joint or several, arising out of or based upon any failure by Lilly to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto if required by the Securities Act or the rules or regulations thereunder to be delivered by Lilly, if such delivery would have cured the defect giving rise to such loss, claim, damage or liability. In connection with an underwritten offering, Lilly will indemnify such underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the Company and other sellers. Lilly shall reimburse each Person indemnified pursuant to this SECTION 6.3 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this
         SECTION 6.3 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this SECTION
         6.3 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of Registrable Stock by Lilly. Notwithstanding any contrary provision of this Agreement, however, the liability under this SECTION 6 of Lilly shall be limited in the aggregate, with respect to the claims of all indemnified Persons taken as a whole, to the amount of proceeds received by Lilly from the sale of the Registrable Stock sold by Lilly pursuant to such registration statement.

         6.4 Each party entitled to indemnification under this SECTION 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, denied or delayed) and the Indemnified Party may participate in such defense at such party's expense other than reasonable costs of investigation and of liaison with counsel so selected (unless the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or that the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, in which case the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise

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to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the Indemnifying Party as incurred), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this SECTION 6 unless and to the extent the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         6.5 If the indemnification provided for in this SECTION 6 is held by a court of competent jurisdiction (by the entry of a final judgment or decree by such court and the expiration of time to appeal or the denial of the last right of appeal) to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding any contrary provision of this Agreement, however, the liability under this
SECTION 6.5 of each Holder and Lilly which is a seller of Registrable Stock shall be limited in the aggregate, with respect to the claims of all indemnified Persons taken as a whole, to the amount of proceeds received by the indemnifying seller from the sale of the Registrable Stock sold by the indemnifying seller pursuant to such registration statement.

         6.6 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling, except that under no circumstances should Lilly's indemnification obligations pursuant to any such underwriting agreement exceed its obligations under SECTIONS 6.3 AND 6.5 of this Agreement.

         6.7 The foregoing indemnity agreement of the Company and Lilly is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was

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furnished to the underwriter and was not sent or furnished to the person if required by law so to have been delivered asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

         6.8 The indemnities and obligations provided in this SECTION 6 shall survive the transfer of any Registrable Stock by Lilly.

         SECTION 7. MARKETING RESTRICTIONS.

         7.1      If:

                  (a) Lilly requests registration of Common under SECTION 2 of this Agreement, and

                  (b) the offering proposed to be made is to be an underwritten public offering, and

                  (c) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum number of shares of Common (as specified in such opinion) which can be marketed at a price reasonably related to the current market value of such Common and without otherwise materially and adversely affecting such offering (the "Underwriter Maximum"), then the rights of (i) Lilly, (ii) the Holders, (iii) the holders of other Securities having the right to include such Securities in such registration and
(iv) of the Company to participate in such offering shall be in the following order of priority:

                           (i) FIRST, (1) if such registration was not
                  initiated by the Company as a primary registration, then the Person or Persons requesting such registration pursuant to a Demand Registration of such Person or Persons shall be entitled to participate in accordance with the relative priorities, if any, that shall exist among them, subject to the limitation that a number of shares of Investor Registrable Stock (as such term is defined in the Prior Agreement) equal to 35% of the Underwriter Maximum shall also be entitled to participate therein, with such shares of Investor Registrable Stock being allocated pro rata among the Holders of Investor Registrable Stock owned by such Holders, and (2) if the Company has initiated such registration as a primary registration, then the Company shall be entitled to participate up to the full number of shares of stock which the Company deems necessary or advisable to fulfill its strategic capital requirements;

                           (ii) SECOND, the number of shares of Investor
                  Registrable Stock requested to be included therein, up to the remainder of such Underwriter Maximum (after taking into account the number of shares to be sold pursuant to clause
                  (i) above) allocated pro rata among the Holders of such Investor Registrable Stock on the basis of the number of shares of Investor Registrable Stock owned by such Holders, with further successive pro rata allocations among the Holders of Investor Registrable

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                  Stock if any such Holder of Investor Registrable Stock has requested the registration of fewer than all of such shares of Investor Registrable Stock it is entitled to register;

                           (iii) THIRD, the number of shares of CTRC
                  Registrable Stock ( as such term is defined in the Prior Agreement) requested to be included therein, up to such Underwriter Maximum (after taking into account the number of shares to be sold pursuant to clauses (i) and (ii) above) allocated pro rata among the Holders of such CTRC Registrable Stock on the basis of the number of shares of CTRC Registrable Stock owned by such Holders, with further successive pro rata allocations among the Holders of CTRC Registrable Stock if any such Holder of CTRC Registrable Stock has requested the registration of fewer than all of such shares of CTRC Registrable Stock it is entitled to register.

                           (iv) FOURTH, the number of shares of Management
                  Registrable Stock (as defined in the Prior Agreement) and Vector Registrable Stock (as such term is defined in the Prior Agreement) requested to be included therein, up to such Underwriter Maximum (after taking into account the number of shares of securities to be sold pursuant to clauses (i), (ii) and (iii) above) allocated pro rata among the Holders of such Management Registrable Stock and Vector Registrable Stock on the basis of the number of shares of Management Registrable Stock and Vector Registrable Stock owned by such Holders, with further successive pro rata allocations among the Holders of Management Registrable Stock and Vector Registrable Stock if any such Holder has requested the registration of fewer than all of such shares of Management Registrable Stock or Vector Registrable Stock he is entitled to register;

                           (v) FIFTH, the number of shares of PRN Stock
                  requested to be included therein, up to the Underwriter Maximum (after taking into account the number of shares of securities to be sold pursuant to clauses (i), (ii), (iii) and (iv) above) allocated pro rata among the PRN of such PRN Stock on the basis of the number of shares of PRN Stock owned by such Holders shall be entitled to participate, with further successive pro rata allocations among the Holders of PRN Stock if any such Holder has requested the registration of fewer than all of such shares of PRN Stock it is entitled to register;

                           (vi) SIXTH, the number of shares of Registrable
                  Stock requested to be included therein, up to the Underwriter Maximum (after taking into account the number of shares of securities to be sold pursuant to clauses (i), (ii), (iii),
                  (iv) and (v) above allocated pro rata among the holders of such Registrable Stock on the basis of the number of shares of Registrable Stock owned by such holders shall be entitled to participate, with further successive pro rata allocations among the holders of Registrable Stock if any such holder has requested the registration of fewer than all of such shares of Registrable Stock it is entitled to register; and

                           (vii) SEVENTH, other securities requested to be
                  included in such registration up to the Underwriter Maximum (after taking into account the securities to be sold pursuant to clauses (i), (ii), (iii), (iv), (v) and (vi) above).

         7.2 In connection with any offering involving an underwriting of Registrable Stock pursuant to SECTION 2 of this Agreement, the Company shall not be required to include any of the Registrable Stock of a holder in such offering unless such holder agrees to the terms of the underwriting agreed to between the Company and the underwriter or underwriters selected by the Company.

         SECTION 8. LOCKUP AGREEMENT. Lilly agrees in connection with the registration of any Registrable Stock in a public offering that, upon the request of the Company or the underwriters managing such underwritten offering of the Company's Securities, it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities of the Company (other than the securities included in the registration and other than a transfer by Lilly to an Affiliate of Lilly) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify, subject to the Company obtaining similar agreements from the Company's executive officers and directors, any holders of five (5) percent or more of the Company's then issued and outstanding Common, and any other holders of Securities participating in such registration.

         SECTION 9. COMPLIANCE WITH RULE 144. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

                  (a) make and keep public information available as those terms are understood and defined in Rule 144, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its Securities to the general public and for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                  (c) so long as Lilly owns any Securities, and is not eligible to sell all such Securities under paragraph (k) of Rule 144, furnish to Lilly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as Lilly may reasonably request in availing itself of any rule or regulation of the Commission allowing Lilly to sell any such securities without registration.

         SECTION 10. ASSIGNABILITY OF REGISTRATION RIGHTS. The rights set forth in this Agreement shall accrue to each subsequent holder of Registrable Stock who (i) shall have executed a written consent agreeing to be bound by the terms and conditions of this Agreement, and (ii) owns greater than 12,500 shares of Registrable Stock (subject to appropriate adjustment for stock splits, stock combinations and similar events affecting the Registrable Stock).

         SECTION 11. DESIGNATION OF UNDERWRITER. The Company shall select the managing underwriter(s) and all other investment banking advisers to the Company for all other registrations that may be effected from time to time by the Company.

         SECTION 12. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

                  (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over allotment or "green shoe" option requested by the managing underwriter(s)), (ii) furnishes to the Company such information regarding such Person, the Registrable Stock of such Person to be registered and the intended method of disposition of such Registrable Stock, and (iii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  (b) If Lilly disapproves of the terms of the underwriting, Lilly may elect to withdraw therefrom by written notice to the Company and the managing underwriter; provided that if Lilly withdraws, (i) if such withdrawal occurs prior to the registration statement being filed with the Commission, Lilly shall not be responsible for the Registration Expenses in connection with such registration, and (ii) if such withdrawal occurs subsequent to the filing of the registration statement with the Commission, then Lilly shall be responsible for that portion of the Registration Expenses directly resulting from such withdrawal; provided, however, that if at the time of such withdrawal, Lilly has learned of a material adverse change in the conditions, business or prospects of the Company from that known to them at the time of their request, then Lilly shall not be required to pay any of such expenses.

                  (c) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 4.1(D) above, such Person will forthwith discontinue the disposition of its Registrable Stock pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such SECTION 4.1(d).

         SECTION 13. MISCELLANEOUS.

         13.1 Modifications; Amendment. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated unless effected by a writing executed and delivered by the Company and Lilly.

         13.2 Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

         13.3 Successors and Assigns. Subject to SECTION 10, this Agreement is binding upon and inures to the benefit of the Company, its successors and assigns, and Lilly, its successors and assigns, and legal representatives.

         13.4 Notices. All communications in connection with this Agreement shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier or overnight courier with adequate evidence of delivery or sent by registered or certified mail, return receipt requested, and, if to Lilly, at Lilly's address as shown on the books of the Company or its transfer agent, and if to the Company, at its offices at:

                              ILEX ONCOLOGY, INC.
                              11550 I.H. 10 West, Suite 100
                              San Antonio, TX 78230
                              Attention: President

Any notice called for hereunder shall be deemed given when received.

         13.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without application of the choice of laws provisions of such laws.

         13.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. A written consent executed pursuant to SECTION 10 of this Agreement shall be deemed to be part of, and constitute a counterpart of, this Agreement.

         13.7 Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

         13.8 Entire Agreement. This Agreement embodies the entire agreement and understanding among the Company and Lilly and supersedes all prior oral and written agreements and understandings relating to the subject matter hereof.

         13.9 Waiver. Any waiver or consent under this Agreement shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent except as specifically set forth in such waiver or consent. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

         13.10 Specific Performance. The Company recognizes that the rights of the Lilly under this Agreement are unique and, accordingly, Lilly shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law.

         13.11 Grant of Registration Rights. The Company shall not hereafter grant to any third party any registration rights more favorable than, or in any way conflicting with, any of those contained herein, so long as any of the registration rights under this Agreement remain in effect, provided, in any event, (i) any grant of demand or required registration rights shall provide that Lilly has incidental or "piggyback" registration rights with respect thereto in accordance with the provisions of SECTION 2 hereof, (ii) such rights shall not become effective prior to the rights of Lilly hereunder, and (iii) the recipients of such rights shall be subject to provisions comparable to those set forth in SECTION 8 hereof.



                         [signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.


The Company:
------------
                                       ILEX ONCOLOGY, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



Lilly:
-----
                                       ELI LILLY AND COMPANY

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------